United Bankshares, Inc. Second Quarter 2020 Earnings Review July 24, 2020 EXHIBIT 99.2

Forward-Looking Statements This presentation and statements made by United Bankshares, Inc. (“United”) and its management contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are intended to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the merger (the “Merger”) between Carolina Financial Corporation (“Carolina Financial”) and United that was completed on May 1, 2020; (ii) United’s plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts; (iii) the effect of the COVID-19 pandemic; and (iv) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects,” or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations managements of United and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of United. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of United and Carolina Financial may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the Merger may not be fully realized or may take longer to realize than expected; (3) deposit attrition, operating costs, customer losses and business disruption following the Merger, including adverse effects on relationships with employees, may be greater than expected; (4) the effects of changing regional and national economic conditions, including the impact of the COVID-19 pandemic and the negative impacts and disruptions on United’s customers, the communities it serves and the domestic and global economy; (5) current and future economic and market conditions, including the effects of high unemployment rates, United States fiscal debt, budget and tax matters and any slowdown in global economic growth; (6) legislative or regulatory changes, including changes in accounting standards, that may adversely affect the businesses in which United is engaged; (7) the interest rate environment may further compress margins and adversely affect net interest income; (8) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (9) competition from other financial services companies in United's markets could adversely affect operations; and (10) the economic slowdown could continue to adversely affect credit quality and loan originations. Additional factors, that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed United’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available on the SEC's Internet site (http://www.sec.gov). United cautions that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning United or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. United does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

2Q20 HIGHLIGHTS Successfully closed the merger with Carolina Financial on May 1, 2020 adding 73 branches located throughout the attractive markets of North and South Carolina Continue to support our customers’ needs through new loan originations, loan deferrals, PPP loans, and other accommodations Record mortgage banking revenue, net income, and volume Achieved Net Income of $52.7 million and Diluted Earnings Per Share of $0.44 (including $46.4 million in pre-tax merger-related expenses) Generated Return on Average Assets of 0.87%, Return on Average Equity of 5.40%, and Return on Average Tangible Equity* of 9.58% Quarterly dividend of $0.35 per share equates to a yield of 5.0% (based upon recent prices) Capital position remains robust and Liquidity remains sound *Non GAAP measure. Refer to appendix.

MERGER UPDATE - CAROLINA FINANCIAL

Merger Update

- Closed the merger with Carolina Financial (CARO) on May 1, 2020
- Continues UBSI's strategic expansion in the Carolinas with a financially compelling acquisition of a high-performing bank
- CARO had total assets of ~$5.0 billion, portfolio loans of ~$3.3 billion, and deposits of ~$3.9 billion
- Issued ~28.0 million shares of UBSI common stock
- Successfully completed first core systems conversion (legacy CART customers). Second core systems conversion scheduled for Q3 2020 (legacy CARO customers). Cost savings phased-in over the two-quarter period.

New Franchise Footprint


Columbus
Harrisburg
Richmond
Greensboro
Raleigh
UBSI
152 Locations
CARO
73 Branches

UNITED BANKSHARES, INC.

4

EARNINGS SUMMARY Linked-Quarter (LQ) Net Income was $52.7 million in 2Q20 compared to $40.2 million in 1Q20. Diluted EPS were $0.44 in 2Q20 compared to $0.40 in 1Q20. Net Interest Income increased $29.1 million compared to 1Q20 due mainly to an increase in average earning assets from the Carolina Financial acquisition. Provision Expense increased $18.8 million mainly due to the provision expense of $29.0 million recorded on the purchased non-credit deteriorated (“non-PCD”) loans acquired from Carolina Financial. Non-Interest Income increased $51.6 million due primarily to an increase of $50.6 million in income from mortgage banking activities. Non-Interest Expense increased $48.2 million due primarily to higher merger-related expenses, added employees and branch offices from the Carolina Financial acquisition, and higher employee compensation due to mortgage banking. Income Tax Expense increased $1.1 million due to an increase in earnings partially offset by a lower effective tax rate.

PERFORMANCE RATIOS Strong and consistent profitability and expense control. 1Q20 was impacted by COVID-19 and CECL ACL build. 2Q20 was impacted by pre-tax merger-related expenses of $46.4 million and additional ACL build. *Non GAAP measure. Refer to appendix.

NET INTEREST INCOME AND MARGIN Reported Net Interest Margin decreased from 3.30% to 3.18% LQ. Linked-quarter Net Interest Margin decrease was primarily due to excess liquidity, the current low rate environment, and the addition of lower yielding PPP loans. Scheduled loan accretion is estimated at $16 million for the remainder of FY 2020, $23 million for FY 2021, and $16 million for FY 2022. $ in millions

LOAN SUMMARY (excludes Loans Held for Sale) Linked-Quarter loan balances increased $4.2 billion driven by the loans acquired from CARO and PPP loan originations. Non Owner Occupied CRE to Total Risk Based Capital was 238% at 2Q20. The impact of the CARO merger on this ratio was negligible. CRE portfolio remains diversified among underlying collateral types. Total purchase accounting-related fair value discount on loans is $118 million. $ in millions

CREDIT QUALITY End of Period Balances (000s) 3/31/20 6/30/20 Non-Accrual Loans $64,036 $67,669 90-Day Past Due Loans $7,051 $11,150 Restructured Loans $61,470 $77,436 Total Non-performing Loans $132,557 $156,255 Other Real Estate Owned $15,849 $29,947 Total Non-performing Assets $148,406 $186,202 Non-performing Loans / Loans 0.96% 0.87% Non-performing Assets / Total Assets 0.73% 0.71% Net Charge-offs / Average Loans 0.20% 0.10% Allowance for Loan & Lease Losses (ALLL) $154,923 $215,121 ALLL / Loans, net of earned income 1.12% 1.20% Allowance for Credit Losses (ACL) $162,665 $227,067 ACL / Loans, net of earned income 1.17% 1.26% LQ increase in NPAs of $37.8 million driven by $39.9 million in acquired NPAs. UBSI adopted CECL effective 01/01/20. LQ increase in ACL of $64.4 million driven by increased loan balances associated with the CARO acquisition and a slower pace of recovery projected in the reasonable and supportable forecast. Day 1 CARO ACL impact was $50.6 million. PPP loans of $1.27 billion are included in the ratio calculations shown above.

COMMERCIAL LOAN PORTFOLIO DETAILS Diversified portfolio with strong underwriting practices and ongoing monitoring Portfolio Balance ($ MM) % Total Loans % Deferring Retail CRE 1,280 7.1% 50.8% Hotels 639 3.5% 70.9% Healthcare & Senior Living 327 1.8% 11.1% Entertainment & Recreation 313 1.7% 36.8% Restaurants 214 1.2% 24.1% Energy (Direct & Indirect) 138 0.8% 5.9% Retail CRE: Top 20 exposures make up 36% of the total balance. Average LTV for the top 20 is ~57%, and majority are anchored by nationally recognized essential businesses Hotels: Top 20 loans make up >45% of total exposure. Average LTV for the top 20 is ~55%. Total commercial deferrals to date: $3.0 billion (~22% of total commercial loans) Commercial deferrals: 50% in DC Metro, 22% in the Carolinas, 20% in WV, 8% in all other markets Commercial revolving line of credit utilization % was relatively flat compared to 3/31/20. Select Portfolios Data as of 6/30/20 LTVs calculated using current balances with most recently available collateral values.

CONSUMER LOAN PORTFOLIO DETAILS Solid consumer portfolio with product & geographic diversification Consumer deferrals total $285 million, or 6.0% of total consumer loans Portfolio Balance ($ MM) % Total Loans Weighted Average FICO % Deferring Residential Mortgage 3,010 16.7% 752 6.8% Indirect Auto 1,147 6.4% 753 6.1% Home Equity 507 2.8% 741 1.7% Other Consumer 80 0.4% 745 0.5% Data as of 6/30/20. FICO scores based on most recently available system data (mix of scores at origination and more recent updates).

PAYCHECK PROTECTION PROGRAM (PPP) Over 8,400 notes outstanding for $1.27 billion “All hands on deck” approach in order to assist as many customers as possible Still accepting new applications Average Loan Balance: $149,800 Median Loan Balance: $40,900 Average projected fee: 3.3% 43% of PPP loans outstanding were for new customer relationships Approved to borrow from the Federal Reserve under the Paycheck Protection Program Liquidity Facility (PPPLF), but no borrowings to date PPP Loan Activity PPP Loans by Geography PPP Funding by Industry All PPP data as of 6/30/20

DEPOSIT SUMMARY Strong core deposit base with 36% of deposits in Non Interest Bearing accounts. LQ deposit increase of $5.9 billion primarily driven by CARO balances (~$3.9 billion at merger date). CARO adds to United’s enviable deposit franchise with an attractive mix of both high growth MSA’s and stable, rural markets with a dominant market share position. $ in millions Top 10 Deposit Markets by MSA MSA Total Deposits In Market ($000) Number of Branches Rank Washington, DC 8,603,932 62 7 Charleston, WV 1,535,858 8 2 Morgantown, WV 822,783 6 1 Charleston, SC 732,345 8 6 Myrtle Beach, SC 557,734 11 5 Parkersburg, WV 548,419 4 1 Charlotte, NC 442,456 10 13 Wheeling, WV 405,085 7 2 Beckley, WV 358,291 6 2 Hagerstown, MD 339,153 6 5 Market share data as of 6/30/19 Source: S&P Global Market Intelligence

CAPITAL RATIOS & PER SHARE DATA End of Period Ratios / Values 3/31/20 6/30/20** Common Equity Tier 1 Ratio 12.3% 12.6% Tier 1 Capital Ratio 12.3% 12.6% Total Risk Based Capital Ratio 14.5% 14.8% Leverage Ratio 10.4% 10.7% Total Equity to Total Assets 16.4% 16.0% *Tangible Equity to Tangible Assets (non GAAP) 9.7% 9.7% Book Value Per Share $32.87 $32.35 *Tangible Book Value Per Share (non GAAP) $18.06 $18.28 Capital ratios remain significantly above regulatory “Well Capitalized” levels and exceed all internal capital targets. No shares of common stock have been repurchased to date in 2020. *Non GAAP measure. Refer to appendix. **Regulatory ratios are estimates as of the earnings release date.

MORTGAGE BANKING Mortgage Banking Segment represents George Mason Mortgage and Crescent Mortgage Company. George Mason Mortgage, founded in 1980, is headquartered in the Washington D.C. MSA with 15 retail offices located throughout Virginia, Maryland, North Carolina, and South Carolina. Crescent Mortgage Company, founded in 1993, is headquartered in Atlanta, Georgia, and is primarily a correspondent/wholesale mortgage company approved to originate loans in 48 states partnering with community banks, credit unions and mortgage brokers. Net fair value impact on derivatives and loans held for sale was $27.2 million in 2Q20 and $(3.5) million in 1Q20. Three Months Ended First Six Months (000s) 3/31/20 6/30/20 2019 2020 Applications $2,054,000 $2,189,008 $2,144,000 $4,243,008 Loans Originated $904,949 $1,692,297 $1,256,514 $2,597,246 Loans Sold $793,392 $1,636,063 $1,138,178 $2,429,455 Purchase Money % 49% 42% 83% 44% Realized Gain on Sale Margin 2.82% 2.49% 2.76% 2.60% Locked Pipeline (EOP) 739,322 889,275 305,843 889,275 Balance of Loans Serviced $0 $3,552,292 $0 $3,552,292 Total Income $22,139 $73,259 $39,773 $95,398 Total Expense $20,757 $35,261 $33,613 $56,018 Income Before Tax $1,382 $37,998 $6,160 $39,380 Net Income After Tax $1,109 $31,052 $4,874 $32,161

2020 OUTLOOK Loans & Deposits: Expect majority of PPP loan forgiveness to occur in 4Q20 / 1Q21. Net Interest Margin / Net Interest Income: Expect to continue to experience modest core compression of the net interest margin due to the current low rate environment and excess liquidity. Mortgage Banking Revenue: Expect Mortgage Banking Revenue to continue to be strong in 3Q20. Tax Rate: Estimated at approximately 19.5%-20.0%. Other Items: Systems conversions related to the CARO customers expected to occur in 3Q20 (converted CART customers in 2Q20). Additional merger-related expenses in 3Q20 estimated at ~$7 million. Cost savings will continue to be phased-in during 3Q20. All previous guidance for 2020 has been withdrawn due to the current economic environment. Select guidance is being provided for the third quarter of 2020.

UBSI INVESTMENT THESIS Excellent franchise with long-term growth prospects Current income opportunity with a dividend yield of 5.0% (based upon recent prices) High-performance bank with a low-risk profile Experienced management team with a proven track record of execution High level of insider ownership 46 consecutive years of dividend increases evidences United’s strong profitability, solid asset quality, and sound capital management over a very long period of time Attractive valuation with a current Price-to-Earnings Ratio of 14.9x (based upon median 2020 street consensus estimate of $1.89 per Bloomberg)

Appendix

“SAFE, SOUND, AND SECURE SINCE 1839” Source: Federal Reserve BHCPR.   NET CHARGEOFFS/AVERAGE LOANS Outperformed peers during the Great Recession Conservative credit culture and experienced management team remain intact UBSI has increased dividends to shareholders for 46 consecutive years Capital levels remain strong and above peers: CET1 ratio of 12.6% and TE/TA ratio of 9.7% Liquidity buffers sufficient to withstand significant stress: cash, unpledged investments, and secured borrowing capacity = ~25% of total assets at 6/30/20

COVID-19 RESPONSE

Customers and Communities

- Supporting customer needs with our balance sheet
  - YTD loan production of over $2.5 billion (excluding mortgage company production)
- Supporting customer needs through deferrals and modifications
  - ~2,400 commercial loans totaling $3.0 billion
  - ~3,000 consumer loans totaling $285 million
- PPP loan program- over 8,400 notes outstanding for ~$1.3 billion
- Main Street Lending Program- currently plan to participate
- Fee waivers
- ATM and mobile deposit limits raised
- Suspended new property foreclosures and repossessions
- Continuing to go above and beyond to assist clients and community organizations with any needs during this time

Branches

- All standalone locations remain open
- Operating on a drive-up and walk-up basis, or by appointment
- Implemented "A/B" shift schedule to alternate staff each day
- Continue to see steady branch traffic across the footprint

Employees

- Majority working remotely - 85% of non-retail staff has remote capabilities
- Continuing to pay 100% of regular salaries for all employees
- Paid bonuses to certain employees required to report to work

UNITED BANKSHARES, INC. 20

CARO Merger – Additional Information Category 1Q20 2Q20 YTD Provision --- $28.9 $28.9 Employee Comp --- $0.5 $0.5 Data Processing $0.5 $11.0 $11.5 Other Expense $1.1 $6.0 $7.1 Total $1.6 $46.4 $48.0 Merger-Related Expense Detail Other Information Fair Value Mark (preliminary) Loans $(51.6) Investments $(0.6) Other Real Estate Owned $(0.3) Trust Preferred Debt / Sub Debt $(4.9) Buildings / Land $13.8 Interest Bearing Deposits $12.8 FHLB Advances $0.5 *In millions 5/01/20 Value Preliminary Goodwill $316.8 Trade Name Intangible $1.4 Core Deposit Intangible $3.0 Allowance for Credit Losses (including unfunded) $50.6 Initial Day 1 Purchase Accounting Marks (net mark)

Reconciliation of non-GAAP Items July 2020 (dollars in thousands) 6/30/2019 9/30/2019 12/31/2019 3/31/2020 6/30/2020 (1) Return on Average Tangible Equity (A) Net Income (GAAP) $67,207 $65,965 $63,285 $40,183 $52,686 (B) Number of Days in the Quarter 91 92 92 91 91 Average Total Shareholders' Equity (GAAP) $3,320,987 $3,359,437 $3,385,362 $3,350,652 $3,921,289 Less: Average Total Intangibles (1,512,400) (1,510,653) (1,508,851) (1,507,272) (1,708,683) (C) Average Tangible Equity (non-GAAP) $1,808,587 $1,848,784 $1,876,511 $1,843,380 $2,212,606   Formula: [(A) / (B)]*365 (or 366 for leap year)   (C) Return on Average Tangible Equity (non-GAAP) 14.90% 14.16% 13.38% 8.77% 9.58%

Reconciliation of non-GAAP Items (cont.) July 2020 (dollars in thousands)   3/31/2020 6/30/2020     (2) Tangible Equity to Tangible Assets     Total Assets (GAAP) $ 20,370,653 $ 26,234,973   Less: Total Intangibles (GAAP) (1,506,368) (1,825,887)     Tangible Assets (non-GAAP) $ 18,864,285 $ 24,409,086         Total Shareholders' Equity (GAAP)   $ 3,343,702 $ 4,197,855     Less: Total Intangibles (GAAP)   (1,506,368) (1,825,887)   Tangible Equity (non-GAAP)   $ 1,837,334 $ 2,371,968   Tangible Equity to Tangible Assets (non-GAAP)   9.7% 9.7%           (3) Tangible Book Value Per Share:   Total Shareholders' Equity (GAAP) $ 3,343,702 $ 4,197,855   Less: Total Intangibles (GAAP) (1,506,368) (1,825,887)   Tangible Equity (non-GAAP) $ 1,837,334 $ 2,371,968   ÷ EOP Shares Outstanding (Net of Treasury Stock) 101,723,600 129,755,395   Tangible Book Value Per Share (non-GAAP) $18.06 $18.28